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                                 EXHIBIT 23b


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To Poe & Brown, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No's. 33-1900, 33-76, 2-61019, 33-41204 and 33-41825).


                                                           Arthur Andersen LLP


Orlando, Florida
   March 18, 1996